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                                   Exhibit 10
                                   ----------
                             MODIFICATION AGREEMENT

         MODIFICATION AGREEMENT made this 31st day of May, 2000, by and between MEDICAL ACTION INDUSTRIES INC., a Delaware corporation (hereinafter the "Company") and PAUL D. MERINGOLO (hereinafter the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Company and Employee entered into an Employment Agreement dated February 1, 1993 (hereinafter the "Employment Agreement"), as modified by Modification Agreement dated February 5, 1996, May 28, 1997 and July 21, 1999 (the "Modification Agreements"); and

         WHEREAS, the Company and Employee desire to amend said Employment Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Paragraph "3" of the Employment Agreement is hereby deleted and in its place and stead shall be the following:

              "3.   TERM.  Subject to earlier termination on the terms and
conditions hereinafter provided, the term of the Agreement shall be comprised of a period commencing on June 2, 2000 hereof and ending March 31, 2005."

         2. Paragraph "5(i)" of the Employment Agreement is hereby deleted and in its place and stead shall be the following:

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              "(i)  The Company shall pay Employee a salary at the rate of
$250,000 per annum, payable in weekly installments, or in such other manner as shall be agreeable to the Company and Employee."

         3. The aforesaid Employment Agreement in all other respects is hereby ratified and confirmed.

              IN WITNESS WHEREOF, the undersigned have executed this M odification Agreement as of the day and year first above written.


                                    MEDICAL ACTION INDUSTRIES INC.


                                    By: /s/ Richard G. Satin
                                        ---------------------------------------
                                        Richard G. Satin, Vice President

                                        /s/ Paul D. Meringolo
                                        ----------------------------------------
                                        Paul D. Meringolo, Employee